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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
                 (Date of earliest event reported) June 21, 2006

                Bear Stearns Commercial Mortgage Securities Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      333-120522                13-3411414
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

383 Madison Avenue, New York, NY                                    10179
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

 ______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 8 Other Events

Item 8.01. Other Events

     On June 21, 2006, a single series of certificates, entitled Bear Stearns
Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the
"Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as
Loan-Specific Special Servicer, Wells Fargo Bank, National Association as a
Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

     Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no.
333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley &
Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters. The form of Underwriting Agreement is attached hereto as Exhibit 1.1.

     On June 21, 2006, in connection with the Pooling and Servicing Agreement,
Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2006 (the "Principal Primary Servicing Agreement"), by and
between Wells Fargo, as Master Servicer, and Principal Global Investors, LLC, as
primary servicer. The form of Principal Primary Servicing Agreement is attached hereto as Exhibit 99.1.

     On June 21, 2006, in connection with the Pooling and Servicing Agreement,
Wells Fargo, as a Master Servicer, entered into a Primary Servicing Agreement, dated as of June 1, 2006 (the "Nationwide Primary Servicing Agreement"), by and
between Wells Fargo, as Master Servicer, and Nationwide Life Insurance Company,
as primary servicer. The form of Nationwide Primary Servicing Agreement is attached hereto as Exhibit 99.2.

     On June 21, 2006, Bear Stearns Commercial Mortgage Securities Inc. (the
"Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of June
8, 2006, by and between the Company, as purchaser, and Prudential Mortgage
Capital Funding, LLC (the "Prudentail MLPA"), (b) a Mortgage Loan Purchase
Agreement, dated as of June 8, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc. (the "Bear Stearns MLPA"), (c) a
Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the
Company, as purchaser, and Wells Fargo Bank, National Association (the "Wells
Fargo MLPA"), (d) a Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company, as purchaser, and Principal Commercial Funding II,
LLC (the "PCFII MLPA"), (e) a Mortgage Loan Purchase Agreement, dated as of June
8, 2006, by and between the Company, as purchaser, and Principal Commercial
Funding, LLC (the "PCF MLPA") and (f) a Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company, as purchaser, and Nationwide
Life Insurance Company (the "Nationwide MLPA"), each in connection with the
Company's Commercial Mortgage Pass-Through Certificates, Series 2006-

PWR12. The form of Prudential MLPA is annexed hereto as Exhibit 99.3. The form of Bear Stearns MLPA is annexed hereto as Exhibit 99.4. The form of Wells Fargo
MLPA is annexed hereto as Exhibit 99.5. The from of PCFII MLPA is annexed hereto as Exhibit 99.6. The form of PCF MLPA is annexed hereto as Exhibit 99.7. The form of Nationwide MLPA is annexed hereto as Exhibit 99.8.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.   Description
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1.1           Underwriting Agreement dated as of March 8, 2006 among Bear
              Stearns Commercial Mortgage Securities II Inc., as seller, and
              Bear, Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated,
              as underwriters.

4.1           Pooling and Servicing Agreement, dated as of March 1, 2006, among
              Bear Stearns Commercial Mortgage Securities II Inc. as Depositor,
              Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo
              Bank, National Association as a Master Servicer, as Certificate
              Administrator and as Tax Administrator, ARCap Servicing, Inc. as
              Special Servicer and LaSalle Bank National Association as Trustee.

99.1          Primary Servicing Agreement, dated as of March 1, 2006, by and between the Master Servicer and Principal Global Investors, LLC.

99.2          Primary Servicing Agreement, dated as of March 1, 2006, by and between the Master Servicer and Nationwide Life Insurance Company.

99.3          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Prudential Mortgage Capital Funding, LLC.

99.4          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.5          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Wells Fargo Bank, National Association.

99.6          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Principal Commercial Funding II, LLC.

99.7          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Principal Commercial Funding, LLC.

99.8          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Nationwide Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 6, 2006

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Richard A. Ruffer, Jr.
                                            ------------------------------------
                                        Name: Richard A. Ruffer, Jr.
                                        Title: Vice President

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.
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1.1           Underwriting Agreement dated as of June 8, 2006 among Bear Stearns
              Commercial Mortgage Securities Inc., as seller, and Bear, Stearns
              & Co. Inc., and Morgan Stanley & Co. Incorporated, as
              underwriters.

4.1           Pooling and Servicing Agreement, dated as of June 1, 2006, among
              Bear Stearns Commercial Mortgage Securities Inc. as Depositor,
              Prudential Asset Resources, Inc. as a Master Servicer and as
              Loan-Specific Special Servicer, Wells Fargo Bank, National
              Association as a Master Servicer, as Certificate Administrator and
              as Tax Administrator, ARCap Servicing, Inc. as General Special
              Servicer and LaSalle Bank National Association as Trustee.

99.1          Primary Servicing Agreement, dated as of June 1, 2006, by and between the Wells Fargo Bank, National Association, and Principal
              Global Investors, LLC.

99.2          Primary Servicing Agreement, dated as of June 1, 2006, by and between Wells Fargo Bank, National Association, and Nationwide
              Life Insurance Company.

99.3          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Prudential Mortgage Capital Funding, LLC.

99.4          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.5          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Wells Fargo Bank, National Association.

99.6          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Principal Commercial Funding II, LLC.

99.7          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Principal Commercial Funding, LLC.

99.8          Mortgage Loan Purchase Agreement, dated as of June 8, 2006, by and between the Company and Nationwide Life Insurance Company.